EXECUTION COPY

            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDMENT NO. 1 to the Amended and Restated Credit Agreement (the "Amendment"), dated as of February 21, 2001, and effective as of March 7, 2001, by and among FLATIRONS FUNDING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Company"), THE DAI-ICHI KANGYO BANK, LIMITED, NEW YORK BRANCH, as issuer of the letter of credit referred to therein (in such capacity, the "L/C Bank") and as administrative agent for such banks under this Amendment (in such capacity, the "Agent" and the banks listed on the signature pages hereto (the "Banks").

         WHEREAS, the Company, the L/C Bank, the Agent and the Banks, have heretofore entered into an Amended and Restated Credit Agreement dated as of March 7, 1997 (the "Credit Agreement"); and

         WHEREAS, the Company, and the Banks wish to amend the Credit Agreement in certain respects as contained herein.

         NOW THEREFORE, the Company and the Banks hereby agree as follows:

         1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit
Agreement.

         2. Amendments to Credit Agreement.

              (a) The  definition of  "Applicable  Margin"  contained in Section
1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "Applicable  Margin"  shall mean  during any  Pricing
              Period with respect to any LIBOR Advance or Overnight Fed Funds Rate Advance, 87.5 basis points per annum.

              (b) The definition of "Final Date" contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "Final Date" shall mean  November  30,  2001,  or, if
              extended pursuant to Section 5.06 hereof, then the date as so extended.

              (c) The definition of "Total Commitment" contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "Total Commitment" shall mean, at any time, an amount
              equal to the aggregate amount of the Commitments of all the Banks at such time. The Total Commitment is subject to reduction pursuant to Sections 5.05(a) and 10.02 hereof and to increase pursuant to Section 5.05(b) hereof. On the date hereof, the Total Commitment is $118,000,000.

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

              (d) Section 5.01(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           (a) "Facility Fee" The Company shall pay to the Agent
              for the account of the Banks a facility fee from the date of the effectiveness of the Amendment to the Final Date on the daily average amount of the Total Commitment (used or unused) at a rate equal to 0.125% per annum, which fee shall be allocated among the Banks pro rata according to the respective amounts of their Commitments. Such fee shall be payable quarterly in arrears on the last day of each March, June, September and December during the term of this Agreement, commencing on March 31, 2001, and ending on the Final Date.

         3. Extension Fee. In consideration for each Bank's execution of this Amendment, upon the effectiveness of this Amendment, the Company will pay each Bank a one-time fee equal to 5 basis points (0.05%) of such Bank's Commitment.

         4. Counterparts. This Amendment may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

         5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         6. Credit Agreement Remains in Effect. Except as provided herein, all provisions, terms and conditions of the Credit Agreement shall remain in full force and effect. As amended hereby, the Credit Agreement is ratified and confirmed in all respects.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                FLATIRONS FUNDING LIMITED PARTNERSHIP

                                By: Flatirons Capital, Inc.,
                                    General Partner


                                By: _______________________________
                                    Name:
                                    Title:



                                THE  DAI-ICHI  KANGYO  BANK,  LIMITED,
                                NEW YORK BRANCH as L/C Bank and Agent

                                By: _______________________________
                                    Name:
                                    Title:



                SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND
                           RESTATED CREDIT AGREEMENT

COMMITMENT                               BANKS
----------                               -----

$18,085,223.37                   THE BANK OF NOVA SCOTIA



                                 By:      _______________________________
                                          Name:
                                          Title:

                                          Address: The Bank of Nova Scotia
                                             580 California Street, Suite 2100
                                             San Francisco, California  94104
                                             Attention: Chris Johnson
                                             Facsimile: (415) 397-0791
                                             Telephone: (415) 986-1100



$29,601,374.57                   KEY BANK OF WASHINGTON



                                 By:      _______________________________
                                          Name:
                                          Title:

                                          Address: Key Bank National Association
                                             3 Embarcadero Center, Suite 2900
                                             San Francisco, California  94111
                                             Attention: Julien Michaels
                                             Facsimile: (415) 733-2480
                                             Telephone: (415) 733-2483



                SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

$18,085,223.37                         DEUTSCHE BANK AG, NEW YORK BRANCH



                                       By: _______________________________
                                           Name:
                                           Title:

                                           Address: Deutsche Bank
                                              31 West 52nd Street
                                              New York, New York  10019
                                              Attention: David Dickenson
                                              Facsimile: (212) 469-8212
                                              Telephone: (212) 469-8208



$10,542,955.33                         WELLS FARGO BANK PENNINSULA RCBO



                                       By: _______________________________
                                           Name:
                                           Title:

                                           Address: Wells Fargo Bank Penninsula
                                           RCBO
                                              400 Hamilton Avenue
                                              Palo Alto, California  94301
                                              Attention: Eric Houser
                                              Facsimile: (650) 328-0814
                                              Telephone: (650) 855-7684



                SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND
                           RESTATED CREDIT AGREEMENT

$16,219,931.28                        MELLON BANK



                                      By: _______________________________
                                          Name:
                                          Title:

                                          Address: Mellon Bank
                                             400 South Hope Street, 5th Floor
                                             Los Angeles, California  90071-2806
                                             Attention: Ed Wiest
                                             Facsimile: (213) 629-0492
                                             Telephone: (213) 553-9503



$25,465,292.08                        THE DAI-ICHI KANGYO BANK, LIMITED,
                                      SAN FRANCISCO AGENCY



                                      By: _______________________________
                                          Name:
                                          Title:

                                          Address:  The Dai-Ichi Kangyo Bank,
                                          Limited,  San
                                          Francisco Agency
                                          Suite 4000
                                          San Francisco, CA  94111
                                          Attention: Virgilio Madrid
                                          Facsimile: (415) 788-7868
                                          Telephone: (415) 393-1811



                SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND
                            RESTATED CREDIT AGREEMENT